UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 31, 2005

Date of Report (date of earliest event reported)

Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

6350 South 3000 East
Salt Lake City, Utah 84121
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On December 31, 2005 Overstock.com, Inc. (the “Company”) entered into a Seventh Modification to Credit Agreement (the “Amendment”) to a Credit Agreement dated February 13, 2004 (the “Original Credit Agreement”) with Wells Fargo Bank, National Association (“Wells Fargo”).  The Amendment extends the termination date of the Original Credit Agreement from its scheduled expiration date of December 31, 2005 to January 1, 2008 and provides for pricing and funding adjustments upon the substitution of collateral for certain assets securing the credit facility.

In connection with the Amendment, the Company executed a Revolving Line of Credit Note (the “Note”) to evidence the $30 million maximum principal amount available under the credit facility.  Borrowings under the credit facility are collateralized by all or substantially all of the Company’s assets.

The Company is a party to a Loan and Security Agreement and related security and other agreements with Wells Fargo Retail Finance, LLC, which is an affiliate of Wells Fargo.  Certain of our officers and directors have banking relationships with Wells Fargo.

The Amendment and Note are filed as Exhibits 10.1 and 10.2 respectively, to this Current Report on Form 8-K.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(d)	Exhibits.	10.1	Seventh Modification to Credit Agreement.

		10.2	Revolving Line of Credit Note.

Certain statements contained in this Form 8-K include statements that are “forward-looking statements.” There are risks that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. There also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also impair its business and results of operations. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ David K. Chidester
David K. Chidester
Senior Vice President, Finance
Date: January 4, 2006